Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) Of

The Securities Exchange Act of 1934

Date of Earliest Report Event:  October 24, 2013

Spine Pain Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway

Suite 600

Houston, Texas   77007

(Address of principal executive office) (Postal Code)

(713) 521-4220

(Registrant’s telephone number)

Item 7.01 Regulation FD Disclosure.

We are posting on our website a document that provides a corporate profile and overview of the company. The document also contains certain forward looking statements. It is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate profile and overview document dated October 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPINE PAIN MANAGEMENT, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: October 24, 2013	Chief Executive Officer